                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME
AIM TAX-EXEMPT FUNDS (INVESCO TAX-     TRUST
EXEMPT FUNDS)                          INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                       EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                EXPIRATION
SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
------------------       ------------------------  -------------- ----------
Invesco Strategic Real      Invesco will waive
  Return Fund              advisory fees in an
                           amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments           4/30/2014    06/30/2018

AIM INVESTMENT
FUNDS (INVESCO                                                    EXPIRATION
INVESTMENT FUNDS            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
----------------         ------------------------  -------------- ----------
Invesco Balanced-Risk       Invesco will waive
  Commodity Strategy       advisory fees in an
  Fund                     amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments            02/24/15    06/30/2018

Invesco Global Targeted     Invesco will waive
  Returns Fund             advisory fees in an
                           amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments           12/17/2013   06/30/2018

Invesco Strategic           Invesco will waive
  Income Fund              advisory fees in an
                           amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments            5/2/2014    06/30/2018

Invesco Unconstrained       Invesco will waive
  Bond Fund                advisory fees in an
                           amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments           10/14/2014   06/30/2018

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                              EXPIRATION
SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------     ------------------------  -------------- ----------
Premier Portfolio        Invesco will waive
                         advisory fees in the
                         amount of 0.07% of the
                         Fund's average daily net
                         assets                       2/1/2011    12/31/2016

Premier U.S.             Invesco will waive
  Government Money       advisory fees in the
  Portfolio              amount of 0.07% of the
                         Fund's average daily net
                         assets                       2/1/2011    12/31/2016

Premier Tax-Exempt       Invesco will waive
  Portfolio              advisory fees in the
                         amount of 0.05% of the
                         Fund's average daily net
                         assets                      06/01/2016   05/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

  PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
  ---------                                ------------------- ---------------
  Invesco American Franchise Fund          February 12, 2010    June 30, 2018
  Invesco California Tax-Free Income Fund  February 12, 2010    June 30, 2018
  Invesco Core Plus Bond Fund                 June 2, 2009      June 30, 2018
  Invesco Equally-Weighted S&P 500 Fund    February 12, 2010    June 30, 2018
  Invesco Equity and Income Fund           February 12, 2010    June 30, 2018
  Invesco Floating Rate Fund                  July 1, 2007      June 30, 2018
  Invesco Global Real Estate Income Fund      July 1, 2007      June 30, 2018
  Invesco Growth and Income Fund           February 12, 2010    June 30, 2018
  Invesco Low Volatility Equity Yield Fund    July 1, 2007      June 30, 2018
  Invesco Pennsylvania Tax Free Income
    Fund                                   February 12, 2010    June 30, 2018
  Invesco S&P 500 Index Fund               February 12, 2010    June 30, 2018
  Invesco Short Duration High Yield
    Municipal Fund                         September 30, 2015   June 30, 2018
  Invesco Small Cap Discovery Fund         February 12, 2010    June 30, 2018
  Invesco Strategic Real Return Fund         April 30, 2014     June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

  PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
  ---------                                ------------------- ---------------
  Invesco Charter Fund                        July 1, 2007      June 30, 2018
  Invesco Diversified Dividend Fund           July 1, 2007      June 30, 2018
  Invesco Summit Fund                         July 1, 2007      June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco European Small Company Fund         July 1, 2007      June 30, 2018
  Invesco Global Core Equity Fund             July 1, 2007      June 30, 2018
  Invesco International Small Company Fund    July 1, 2007      June 30, 2018
  Invesco Small Cap Equity Fund               July 1, 2007      June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco Alternative Strategies Fund       October 14, 2014    June 30, 2018
  Invesco Convertible Securities Fund      February 12, 2010    June 30, 2018
  Invesco Global Low Volatility Equity
    Yield Fund                                July 1, 2007      June 30, 2018
  Invesco Mid Cap Core Equity Fund            July 1, 2007      June 30, 2018
  Invesco Multi-Asset Inflation Fund        October 14, 2014    June 30, 2018
  Invesco Small Cap Growth Fund               July 1, 2007      June 30, 2018
  Invesco U.S. Mortgage Fund               February 12, 2010    June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco Asia Pacific Growth Fund            July 1, 2007      June 30, 2018
  Invesco European Growth Fund                July 1, 2007      June 30, 2018
  Invesco Global Growth Fund                  July 1, 2007      June 30, 2018
  Invesco Global Opportunities Fund          August 3, 2012     June 30, 2018
  Invesco Global Small & Mid Cap Growth
    Fund                                      July 1, 2007      June 30, 2018
  Invesco Global Sustainable Equity Fund     June 30, 2016      June 30, 2018
  Invesco International Companies Fund     December 21, 2015    June 30, 2018
  Invesco International Core Equity Fund      July 1, 2007      June 30, 2018
  Invesco International Growth Fund           July 1, 2007      June 30, 2018
  Invesco Select Opportunities Fund          August 3, 2012     June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

  FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco All Cap Market Neutral Fund      December 17, 2013   June 30, 2018
  Invesco Balanced-Risk Allocation Fund/1/    May 29, 2009     June 30, 2018
  Invesco Balanced-Risk Commodity
    Strategy Fund/2/                       November 29, 2010   June 30, 2018
  Invesco Developing Markets Fund             July 1, 2007     June 30, 2018
  Invesco Emerging Markets Equity Fund        May 11, 2011     June 30, 2018
  Invesco Emerging Markets Flexible Bond
    Fund/3/                                  June 14, 2010     June 30, 2018
  Invesco Endeavor Fund                       July 1, 2007     June 30, 2018
  Invesco Global Health Care Fund             July 1, 2007     June 30, 2018
  Invesco Global Infrastructure Fund          May 2, 2014      June 30, 2018
  Invesco Global Market Neutral Fund       December 17, 2013   June 30, 2018
  Invesco Global Markets Strategy Fund/4/  September 25, 2012  June 30, 2018
  Invesco Global Targeted Returns Fund/5/  December 17, 2013   June 30, 2018
  Invesco Greater China Fund                  July 1, 2007     June 30, 2018
  Invesco International Total Return Fund     July 1, 2007     June 30, 2018
  Invesco Long/Short Equity Fund           December 17, 2013   June 30, 2018
  Invesco Low Volatility Emerging Markets
    Fund                                   December 17, 2013   June 30, 2018
  Invesco Macro International Equity Fund  December 17, 2013   June 30, 2018
  Invesco Macro Long/Short Fund            December 17, 2013   June 30, 2018
  Invesco MLP Fund                          August 29, 2014    June 30, 2018
  Invesco Pacific Growth Fund              February 12, 2010   June 30, 2018
  Invesco Premium Income Fund/6/           December 13, 2011   June 30, 2018
  Invesco Select Companies Fund               July 1, 2007     June 30, 2018
  Invesco Strategic Income Fund               May 2, 2014      June 30, 2018
  Invesco Unconstrained Bond Fund           October 14, 2014   June 30, 2018

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

  FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco Corporate Bond Fund              February 12, 2010   June 30, 2018
  Invesco Global Real Estate Fund             July 1, 2007     June 30, 2018
  Invesco Government Money Market Fund        July 1, 2007     June 30, 2018
  Invesco High Yield Fund                     July 1, 2007     June 30, 2018
  Invesco Real Estate Fund                    July 1, 2007     June 30, 2018
  Invesco Short Duration Inflation
    Protected Fund                            July 1, 2007     June 30, 2018
  Invesco Short Term Bond Fund                July 1, 2007     June 30, 2018
  Invesco U.S. Government Fund                July 1, 2007     June 30, 2018
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco American Value Fund                  February 12, 2010  June 30, 2018
 Invesco Comstock Fund                        February 12, 2010  June 30, 2018
 Invesco Energy Fund                            July 1, 2007     June 30, 2018
 Invesco Dividend Income Fund                   July 1, 2007     June 30, 2018
 Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2018
 Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2018
 Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2018
 Invesco Technology Fund                        July 1, 2007     June 30, 2018
 Invesco Technology Sector Fund               February 12, 2010  June 30, 2018
 Invesco Value Opportunities Fund             February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2018
 Invesco Intermediate Term Municipal Income
   Fund                                       February 12, 2010  June 30, 2018
 Invesco Municipal Income Fund                February 12, 2010  June 30, 2018
 Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2018
 Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2018
 Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco V.I. American Franchise Fund         February 12, 2010  June 30, 2018
 Invesco V.I. American Value Fund             February 12, 2010  June 30, 2018
 Invesco V.I. Balanced-Risk Allocation
   Fund/7/                                    December 22, 2010  June 30, 2018
 Invesco V.I. Comstock Fund                   February 12, 2010  June 30, 2018
 Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2018
 Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2018
 Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2018
 Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010  June 30, 2018
 Invesco V.I. Equity and Income Fund          February 12, 2010  June 30, 2018
 Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2018
 Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2018
 Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2018
 Invesco V.I. Government Money Market Fund      July 1, 2007     June 30, 2018
 Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2018
 Invesco V.I. Growth and Income Fund          February 12, 2010  June 30, 2018
 Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2018
 Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2018
 Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2018
 Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2018
 Invesco V.I. Mid Cap Growth Fund             February 12, 2010  June 30, 2018
 Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2018
 Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2018
 Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2018
 Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                      January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

 FUND                                           EFFECTIVE DATE COMMITTED UNTIL
 ----                                           -------------- ---------------
 Invesco Conservative Income Fund                July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                            --------------- ---------------
Invesco Advantage Municipal Income Trust II      May 15, 2012    June 30, 2018
Invesco Bond Fund                               August 26, 2015  June 30, 2018
Invesco California Value Municipal Income Trust  May 15, 2012    June 30, 2018
Invesco Dynamic Credit Opportunities Fund        May 15, 2012    June 30, 2018
Invesco High Income Trust II                     May 15, 2012    June 30, 2018
Invesco Municipal Income Opportunities Trust    August 26, 2015  June 30, 2018
Invesco Municipal Opportunity Trust              May 15, 2012    June 30, 2018
Invesco Municipal Trust                          May 15, 2012    June 30, 2018
Invesco Pennsylvania Value Municipal Income
  Trust                                          May 15, 2012    June 30, 2018
Invesco Quality Municipal Income Trust          August 26, 2015  June 30, 2018
Invesco Senior Income Trust                      May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade Municipals    May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade New York
  Municipals                                     May 15, 2012    June 30, 2018
Invesco Value Municipal Income Trust             June 1, 2010    June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.